SUPPLEMENT DATED NOVEMBER 28, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS –

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION GROWTH

CLASS A, CLASS B, CLASS C, CLASS R and ADVISOR CLASS SHARES

DATED AUGUST 1, 2017

This supplement revises the Pacific Funds Portfolio Optimization Growth summary prospectus dated August 1, 2017 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes will be effective on or about January 31, 2018 unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective upon the allocations to the PF Multi-Asset Fund being completed, the Annual Fund Operating Expenses tables and Examples tables are replaced with the tables below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	B	C	R	Advisor
Management Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.22%	0.22%	0.22%	0.22%	0.22%
Acquired Fund Fees and Expenses[1]	0.68%	0.68%	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses	1.35%	2.10%	2.10%	1.60%	1.10%
Less Expense Reimbursement[2]	(0.07%)	(0.07%)	(0.07%)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.28%	2.03%	2.03%	1.53%	1.03%

[1]	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.
[2]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2023 for Class A, B, C, R and Advisor Class shares. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that such recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	B	C	R	Advisor
1 year	$673	$706	$306	$156	$105
3 years	$948	$1,051	$651	$498	$343
5 years	$1,242	$1,322	$1,122	$864	$599
10 years	$2,079	$2,234	$2,426	$1,894	$1,334

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	B	C	R	Advisor
1 year	$673	$206	$206	$156	$105
3 years	$948	$651	$651	$498	$343
5 years	$1,242	$1,122	$1,122	$864	$599
10 years	$2,079	$2,234	$2,426	$1,894	$1,334